UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     June 24, 2005
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                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                   1-12386                             13-3717318
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          (Commission File Number)          (IRS Employer Identification No.)

         One Penn Plaza, Suite 4015
             New York, New York                                     10119-4015
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  (Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.     Entry into a Material Definitive Agreement.

On June 24, 2005, Lexington Corporate Properties Trust (the "Trust") entered into a Credit Agreement (the "Credit Agreement") among the Trust, Lepercq Corporate Income Fund L.P. ("LCIF"), Lepercq Corporate Income Fund II L.P. ("LCIF II"), and Net 3 Acquisition L.P. ("Net 3," and, together with LCIF and LCIF II, collectively, the ("Operating Partnerships"), jointly and severally as borrowers, certain subsidiaries of the Trust, as guarantors, Wachovia Capital Markets, LLC, as lead arranger, Wachovia Bank, National Association, as agent, Key Bank, N.A., as syndication agent, each of Sovereign Bank and PNC Bank, National Association, as co-documentation agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5.(d) therein. The Credit Agreement provides for a $200 million unsecured revolving credit facility maturing June 29, 2008.

The $200 million credit facility replaces the Trust's existing unsecured revolving credit facility which had a committed capacity of $100 million provided by a syndicate of banks that had a maturity date of August 16, 2006.

The Trust has the option to further increase the capacity under the facility up to $250 million from $200 million under certain circumstances. In addition, the Trust has the ability to extend the maturity date of the facility for an additional one-year period to June 24, 2009 by paying an extension fee equal to 0.20% of the lenders' commitments at such time. Borrowings under the facility bear interest at the Trust's option of (i) LIBOR plus the applicable margin, which, depending on the Trust's overall leverage, ranges from 1.20% to 1.70% or
(ii) the greater of the prime rate or the federal funds rate plus 0.50%. Fees for letters of credit issued under the facility are equal to the applicable margin for borrowings. In addition, the Trust is responsible for facility fees ranging from 0.125% to 0.25% of the unused commitments.

The Credit Agreement contains representations, financial and other affirmative and negative covenants, events of defaults and remedies typical for this type of facility. Our ability to borrow under the facility is subject to our compliance with a number of financial covenants, affirmative covenants and other restrictions on an ongoing basis. The principal financial covenants impacting our leverage under this facility are (1) our total indebtedness may not exceed 65% of our capitalized value; (2) our adjusted EBITDA determined on a consolidated basis for the period of two consecutive fiscal quarters most recently ending may not be less than 150% of our debt service for such period;
(3) our adjusted EBITDA for the period of two consecutive fiscal quarters most recently ending may not be less than 140% of our fixed charges for such period;
(4) our principal amount of recourse secured indebtedness determined on a consolidated basis may not exceed 10% of our capitalized value; (5) our principal amount of recourse secured indebtedness on a property may not exceed 75% of a stabilized property or 80% of a development property; (6) our tangible net worth may not be less than $845,175,000 plus 75% of the net proceeds from certain equity offerings by the Trust; and (7) our floating rate indebtedness may not exceed 35% of our total indebtedness. The Credit Agreement also restricts the amount of capital we can invest in specific categories of assets, such as unconsolidated entities,



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unimproved land, properties under construction, notes receivable, and properties leased under ground leases.

In addition, we have a covenant that restricts the ability of our ability and the ability of our Operating Partnerships to make certain payments. This covenant contains certain exceptions, including an exception that allows the Operating Partnerships to make any distributions necessary to allow the Trust to
(i) maintain its status as a real estate investment trust or (ii) distribute 90.0% of funds from operations. We do not anticipate that this provision will adversely affect the ability of the Operating Partnerships to make distributions sufficient for the Trust to pay dividends under its current dividend policy.

The Credit Agreement contains cross default provisions with other of our material indebtedness and other typical events of default.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements reflect our current views with respect to the future events or financial performance discussed in this report, based on management's beliefs and assumptions and information currently available. When used, the words "believe", "anticipate", "estimate", "project", "should", "expect", "plan", "assume" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements in this report include, without limitation, statements relating to the Operating Partnerships' ability to make distributions sufficient for the Trust to pay dividends under its current dividend policy. Forward-looking statements are subject to risks, uncertainties and assumptions and are not guarantees of future events or performance, which may be affected by known and unknown risks, trends and uncertainties. Should one or more of these risks or uncertainties materialize, or should our assumptions prove incorrect, actual results may vary materially from those anticipated, projected or implied. We expressly disclaim any responsibility to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or otherwise.

Item 1.02.     Termination of a Material Definitive Agreement.

On June 24, 2005, in connection with entering into the credit facility described above, the Trust terminated its existing senior unsecured revolving credit facility.

The existing credit facility was entered into on August 19, 2003. The existing credit facility was provided by Fleet National bank, as administrative agent, Wachovia Bank, National Association, as syndication agent, Sovereign Bank and Branch Banking and Trust Company. The existing credit facility bore interest at a rate of 150-250 basis points above LIBOR, depending on the number of properties Lexington owns free and clear of mortgage debt.



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The existing credit facility was terminated early. The Trust did not incur early termination payment penalties associated with the termination.

Item 7.01.     Regulation FD Disclosure.

On June 27, 2005, the Trust issued a press release (the "Press Release") announcing the $200 million credit facility, a copy of the Press Release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this "Item 7.01 Regulation FD Disclosure," including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.     Financial Statements and Exhibits.

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits

                  10.1 Credit Agreement among the Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P., and Net 3 Acquisition L.P., jointly and severally as borrowers, certain subsidiaries of the Trust, as guarantors, Wachovia Capital Markets, LLC, as lead arranger, Wachovia Bank, National Association, as agent, Key Bank, N.A., as syndication agent, each of Sovereign Bank and PNC Bank, National Association, as co-documentation agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to
                             Section 12.5.(d) therein.

                  99.1       Press Release issued June 27, 2005.



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Lexington Corporate Properties Trust


Date: June 30, 2005                By:  /s/ T. Wilson Eglin
                                        ----------------------------------------
                                        T. Wilson Eglin
                                        Chief Executive Officer


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                                        Exhibit Index
                                        -------------

                  10.1 Credit Agreement among the Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P., and Net 3 Acquisition L.P., jointly and severally as borrowers, certain subsidiaries of the Trust, as guarantors, Wachovia Capital Markets, LLC, as lead arranger, Wachovia Bank, National Association, as agent, Key Bank, N.A., as syndication agent, each of Sovereign Bank and PNC Bank, National Association, as co-documentation agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to
                             Section 12.5.(d) therein.

                  99.1       Press Release issued June 27, 2005.